BROOKFIELD GLOBAL LISTED REAL ESTATE FUND
Schedule of Investments (Unaudited)
March 31, 2019

	Shares	Value
COMMON STOCKS - 98.6%
AUSTRALIA - 3.8%
Diversified - 3.8%
Dexus	3,650,500	$33,038,981
The GPT Group	8,616,068	38,005,880
Total Diversified		71,044,861
Total AUSTRALIA		71,044,861
CANADA - 2.5%
Industrial - 1.5%
Granite Real Estate Investment Trust	592,163	28,293,192
Office - 1.0%
Allied Properties Real Estate Investment Trust	503,000	18,556,441
Total CANADA		46,849,633
CHINA - 0.9%
Office - 0.9%
SOHO China Ltd. (n)	41,917,200	17,660,913
Total CHINA		17,660,913
FRANCE - 2.5%
Office - 2.5%
Gecina SA	309,677	45,810,211
Total FRANCE		45,810,211
GERMANY - 6.5%
Office - 2.0%
alstria office REIT-AG	2,320,852	37,774,807
Residential - 4.5%
Vonovia SE	1,595,755	82,813,009
Total GERMANY		120,587,816
HONG KONG - 7.5%
Diversified - 5.6%
CK Asset Holdings Ltd.	3,197,063	28,472,394
Sun Hung Kai Properties Ltd.	2,152,900	37,009,906
Wharf Real Estate Investment Company Ltd.	5,184,312	38,637,158
Total Diversified		104,119,458
Office - 1.9%
Hongkong Land Holdings Ltd.	5,067,400	36,067,990
Total HONG KONG		140,187,448
JAPAN - 12.1%
Diversified - 1.0%
Invincible Investment Corp.	39,590	19,373,390
Office - 8.3%
Daiwa Office Investment Corp.	2,002	14,241,638
Hulic Reit, Inc.	4,785	8,153,819
Kenedix Office Investment Corp.	1,941	13,475,876
Mitsubishi Estate Company Ltd.	3,012,103	54,654,379
Mitsui Fudosan Company Ltd.	2,153,352	54,246,268
NIPPON REIT Investment Corp.	2,521	9,716,611
Total Office		154,488,591
Residential - 2.8%
Advance Residence Investment Corp.	5,972	16,637,106
Kenedix Residential Next Investment Corp.	11,183	18,545,647
Nippon Accommodations Fund, Inc.	3,432	17,412,753
Total Residential		52,595,506
Total JAPAN		226,457,487
SINGAPORE - 3.3%
Diversified - 1.6%
City Developments Ltd.	4,294,757	28,742,431
Office - 1.7%
CapitaLand Commercial Trust	12,756,387	18,276,615
Keppel REIT	14,804,156	14,101,258
Total Office		32,377,873
Total SINGAPORE		61,120,304
SPAIN - 0.9%
Diversified - 0.9%
Merlin Properties Socimi SA	1,300,720	17,022,803
Total SPAIN		17,022,803

SWEDEN - 1.0%
Diversified - 1.0%
Hufvudstaden AB	1,039,800	18,052,437
Total SWEDEN		18,052,437
UNITED KINGDOM - 7.2%
Diversified - 4.1%
Land Securities Group PLC	2,993,756	35,643,762
The British Land Company PLC	5,445,494	41,808,717
Total Diversified		77,452,479
Industrial - 1.6%
Tritax Big Box REIT PLC	9,767,496	18,275,998
Tritax EuroBox PLC (e)	8,798,436	11,138,631
Total Industrial		29,414,629
Office - 1.5%
Derwent London PLC	345,200	14,500,356
Great Portland Estates PLC	1,344,881	13,081,612
Total Office		27,581,968
Total UNITED KINGDOM		134,449,076
UNITED STATES - 50.4%
Datacenters - 1.5%
Digital Realty Trust, Inc.	234,600	27,917,400
Healthcare - 10.0%
HCP, Inc.	1,282,762	40,150,451
Physicians Realty Trust	2,262,771	42,562,722
Ventas, Inc.	935,677	59,705,549
Welltower, Inc.	559,186	43,392,834
Total Healthcare		185,811,556
Hotel - 3.6%
Park Hotels & Resorts, Inc.	1,169,622	36,351,852
RLJ Lodging Trust	1,781,519	31,301,289
Total Hotel		67,653,141
Industrial - 3.5%
Americold Realty Trust	928,369	28,324,538
Prologis, Inc.	512,600	36,881,570
Total Industrial		65,206,108
Net Lease - 5.2%
EPR Properties	249,800	19,209,620
MGM Growth Properties LLC	1,550,149	49,992,305
WP Carey, Inc.	360,200	28,214,466
Total Net Lease		97,416,391
Office - 8.7%
Boston Properties, Inc.	69,807	9,345,761
Cousins Properties, Inc.	1,943,000	18,769,380
Highwoods Properties, Inc.	809,421	37,864,715
Hudson Pacific Properties, Inc.	957,655	32,962,485
Kilroy Realty Corp.	829,884	63,037,989
Total Office		161,980,330
Residential - 9.0%
AvalonBay Communities, Inc.	347,900	69,833,967
Essex Property Trust, Inc.	127,549	36,892,273
Mid-America Apartment Communities, Inc.	564,862	61,756,362
Total Residential		168,482,602
Retail - 4.9%
Federal Realty Investment Trust	134,907	18,596,930
Regency Centers Corp.	344,800	23,270,552
Simon Property Group, Inc.	265,533	48,382,768
Total Retail		90,250,250
Self Storage - 4.0%
CubeSmart	614,100	19,675,764
Public Storage	250,400	54,532,112
Total Self Storage		74,207,876
Total UNITED STATES		938,925,654
Total COMMON STOCKS
(Cost $1,653,551,759)		1,838,168,643
Total Investments - 98.6%
(Cost $1,653,551,759)		1,838,168,643
Other Assets in Excess of Liabilities - 1.4%		26,704,905
TOTAL NET ASSETS - 100.0%		$1,864,873,548

LLC -Limited Liability Company
(e) - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2019, the total value of all such securities was $11,138,631 or 0.60% of net assets.

(n) - Non-income producing security.

Notes to Schedule of Investments (Unaudited)

Valuation of Investments: The Fund’s Board of Trustees (the “Board”) has adopted procedures for the valuation of the Fund’s securities. The Adviser oversees the day to day responsibilities for valuation determinations under these procedures. The Board regularly reviews the application of these procedures to the securities in the Fund’s portfolio. The Adviser’s Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from active and reliable market makers in any such security or a broker-dealer. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term debt securities with remaining maturities of sixty days or less are valued at amortized cost of discount or premium to maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent fair value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. When fair value pricing is employed, the value of the portfolio securities used to calculate the Fund’s NAV may differ from quoted or official closing prices. Investments in open-end registered investment companies, if any, are valued at the NAV as reported by those investment companies.

Securities for which market prices are not readily available or which cannot be valued using the sources described above will be valued using an internal proprietary fair value methodology. For any security warranting such fair value measurement, a memorandum, including the specific methodology and supporting information, will be provided to the Valuation Committee by a portfolio manager or analyst looking to fair value a particular security utilizing the internal proprietary fair value methodology. A portfolio manager or analyst shall use their best efforts to maximize the use of relevant observable inputs and minimize the use of unobservable inputs within their valuation technique. The Valuation Committee shall review the memorandum and supporting information provided by a portfolio manager or analyst and consider all relevant factors as it deems appropriate before approving the fair value recommendation.

The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The fair value of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 -	quoted prices in active markets for identical assets or liabilities
Level 2 -
quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar assets or liabilities, quoted prices based on recently executed transactions, interest rates, credit risk, etc.)

Level 3 -	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets or liabilities)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser’s Valuation Committee uses in determining fair value. If the Adviser’s Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a lower or higher fair value measurement.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service providers who are subject to oversight by the Adviser), regularly compares its prior day prices, prices on comparable securities and sale prices to the current day prices and challenges those prices that exceed certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Adviser’s Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments valuation inputs categorized in the disclosure hierarchy as of March 31, 2019:

Brookfield Global Listed Real Estate Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$-	$71,044,861	$-	$71,044,861
Canada	46,846,633	-	-	46,849,633
China	-	17,660,913	-	17,660,913
France	-	45,810,211	-	45,810,211
Germany	-	120,587,816	-	120,587,816
Hong Kong	-	140,187,448	-	140,187,448
Japan	-	226,457,487	-	226,457,487
Singapore	-	61,120,304	-	61,120,304
Spain	-	17,022,803	-	17,022,803
Sweden	-	18,052,437	-	18,052,437
United Kingdom	-	134,449,076	-	134,449,076
United States	938,925,654	-	-	938,925,654
Total	$985,775,287	$852,393,356	$-	$1,838,168,643

For further information regarding security characteristics of each Fund, see the Schedule of Investments.